UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 July 20, 2001 (Date of earliest event reported)


                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                       0-27646                    87-0482806
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                 246 East Watkins Street, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602)252-1617


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION

     Attached hereto as Exhibit 99.1 are pro forma condensed consolidated financial statements of Gum Tech International, Inc. ("Gum Tech") which give effect to the completion of the sale of substantially all of Gum Tech's chewing gum and related confectionery products assets to the Wm. Wrigley Jr. Company and the associated issuance of 200,000 shares of common stock to the Wm. Wrigley Jr. Company, all of which events were reported in Gum Tech's Current Report on Form 8-K filed August 20, 2001.

     (c) EXHIBITS

     Exhibit
     Number                          Description
     ------                          -----------
     99.1 Gum Tech International, Inc. Pro Forma Condensed Consolidated Financial Statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GUM TECH INTERNATIONAL, INC.
                                       (Registrant)


                                       /s/ William J. Hemelt
                                       -----------------------------------------
                                       (Signature)

                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

Date: September 24, 2001

                                  EXHIBIT INDEX

     Exhibit
     Number                          Description
     ------                          -----------
     99.1 Gum Tech International, Inc. Pro Forma Condensed Consolidated Financial Statements.

                                       -3-